UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2003

American Seafoods Group LLC

(Exact name of registrant as specified in its charter)

Delaware	333-90436	22-3702647
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Market Place Tower 2025 First Avenue Suite 1200 Seattle, Washington	98121
(Address of principal executive offices)	(Zip Code)

(206) 374-1515

(Registrant’s telephone number, including area code)

ITEM 7. EXHIBITS.

(c) Exhibits.

Exhibit 99.1	American Seafoods Group’s press release dated May 28, 2003 announcing the filing of a registration statement for a proposed initial public offering.

ITEM 9. REGULATION FD DISCLOSURE.

Attached hereto as Exhibit 99.1 and incorporated by reference is American Seafoods Group’s press release dated May 28, 2003 announcing the filing of a registration statement for a proposed initial public offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN SEAFOODS GROUP LLC (Registrant)

Date: May 28, 2003	By:	/s/ BRAD BODENMAN
Brad Bodenman Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	American Seafoods Group’s press release dated May 28, 2003 announcing the filing of a registration statement for a proposed initial public offering.